Office Properties Income Trust Exhibit 99.2 Tenant: Emory University 12 Executive Park Drive, Atlanta, GA One Building, Square Feet: 125,788 Fourth Quarter 2019 Supplemental Operating and Financial Data All amounts in this report are unaudited.

TABLE OF CONTENTS

TABLE OF CONTENTS

OFFICE PROPERTIES INCOME TRUST

		PAGE
CORPORATE INFORMATION		
	Company Profile	4
	Investor Information	5
	Research Coverage	6
FINANCIALS		
	Key Financial Data	8
	Consolidated Balance Sheets	9
	Consolidated Statements of Income (Loss)	10
	Consolidated Statements of Cash Flows	12
	Debt Summary	14
	Debt Maturity Schedule	15
	Leverage Ratios, Coverage Ratios and Public Debt Covenants	16
	Capital Expenditures Summary	17
	Property Acquisitions and Dispositions Information Since January 1, 2019	18
	Investments in Unconsolidated Joint Ventures	19
	Calculation and Reconciliation of Property NOI and Property Cash Basis NOI	20
	Reconciliation and Calculation of Same Property NOI and Same Property Cash Basis NOI	21
	Calculation of EBITDA, EBITDA*re* and Adjusted EBITDA*re*	22
	Calculation of FFO Available for Common Shareholders and Normalized FFO Available for Common Shareholders	24
PORTFOLIO INFORMATION		
	Summary Same Property Results	27
	Occupancy and Leasing Summary	28
	Tenant Diversity and Credit Characteristics	29
	Tenants Representing 1% or More of Total Annualized Rental Income	30
	Lease Expiration Schedule	31
EXHIBITS		
A	Summary Pro Forma Same Property Results	33
B	Reconciliation and Calculation of Pro Forma Same Property NOI and Same Property Cash Basis NOI	34
C	Pro Forma Capital Expenditures Summary	35
D	Pro Forma Calculation of EBITDA, EBITDA*re* and Adjusted EBITDA*re*	36
E	Property Detail	37
NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS		42
WARNING CONCERNING FORWARD-LOOKING STATEMENTS		44

Please refer to Non-GAAP Financial Measures and Certain Definitions for terms used throughout this document.

Certain pro forma financial information is presented in the Exhibits to this supplemental operating and financial data report, as well as certain property information for Select Income REIT, or SIR, as if the merger of SIR with and into a wholly owned subsidiary of us that was completed on December 31, 2018 had occurred on January 1, 2018. Such pro forma financial information is not necessarily indicative of our expected financial position or results of operations for any future period. Differences could result from numerous factors, including future changes in our portfolio of investments, our capital structure, our property level operating expenses and revenues, including rents expected to be received pursuant to our existing leases or leases we may enter into, changes in interest rates and other reasons. Actual future results are likely to be different from amounts presented in the pro forma financial information and such differences could be significant.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2019
2

CORPORATE INFORMATION Primary Tenant: Science Applications International Corp. Liberty Center: 14660, 14668 & 14672 Lee Road, Chantilly, VA Three Buildings, Square Feet: 409,478 Office Properties Income Trust Supplemental Operating and Financial Data, December 31, 2019

COMPANY PROFILE

COMPANY PROFILE

OFFICE PROPERTIES INCOME TRUST

The Company:

Office Properties Income Trust, or OPI, we, our, or us, is a real estate investment trust, or REIT, focused on owning, operating and leasing properties primarily leased to single tenants and those with high credit quality characteristics like government entities. The majority of our properties are office buildings. OPI is a component of 56 market indices and it comprises more than 1% of the following indices as of December 31, 2019: BI North America Office REIT Valuation Peers (BROFFRTV), Invesco KBW Premium Yield Equity REIT ETF INAV Index (KBWYIV), Bloomberg Reit Office Property Index (BBREOFPY) and Solactive Global SuperDividend Index (SOLSDIV).

Effective after the close of trading on December 31, 2018, we acquired SIR in a merger transaction, or the Merger, and we changed our name to OPI. The SIR assets and liabilities that we acquired and assumed in the Merger are included in our consolidated balance sheet beginning December 31, 2018; however, SIR's results of operations are excluded from our actual historical consolidated statements of income (loss) for all periods prior to and including December 31, 2018.

Management:

OPI is managed by The RMR Group LLC, or RMR LLC, the majority owned operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR primarily provides management services to four publicly traded equity REITs and three real estate related operating businesses. In addition to managing OPI, RMR manages Diversified Healthcare Trust (formerly known as Senior Housing Properties Trust), a REIT that owns high-quality, private-pay healthcare properties like medical office and life science properties, senior living communities and wellness centers, Industrial Logistics Properties Trust, a REIT that owns industrial and logistics properties, and Service Properties Trust, a REIT that owns a diverse portfolio of hotels and net lease service and necessity-based retail properties. RMR also provides management services to Five Star Senior Living Inc., a publicly traded operator of senior living communities, Sonesta International Hotels Corporation, a privately owned operator and franchisor of hotels and cruise boats, and TravelCenters of America Inc., a publicly traded operator and franchisor of travel centers along the U.S. Interstate Highway System, standalone truck service facilities and restaurants. RMR also advises the RMR Real Estate Income Fund, a publicly traded closed end fund that invests in publicly traded securities of real estate companies, and Tremont Mortgage Trust, a publicly traded mortgage REIT that focuses on originating and investing in floating rate first mortgage whole loans, secured by middle market and transitional commercial real estate, through wholly owned Securities and Exchange Commission, or SEC, registered investment advisory subsidiaries, as well as manages the RMR Office Property Fund LP, a private, open end core plus fund focused on the acquisition, ownership and leasing of a diverse portfolio of multi-tenant office properties throughout the U.S. As of December 31, 2019, RMR had $32.2 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, over 2,100 properties and nearly 50,000 employees. We believe that being managed by RMR is a competitive advantage for OPI because of RMR's depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services if we were self managed.

Corporate Headquarters:

Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(617) 219-1440

Stock Exchange Listing:

Nasdaq

Trading Symbols:

Common Shares: OPI
Senior Unsecured Notes due 2046: OPINI

Issuer Ratings:

Moody's: Baa3
S&P Global: BBB-

Key Data (As of and For the Quarter Ended December 31, 2019):

(dollars and sq. ft. in thousands)

Total properties (1)	189
Total sq. ft. (1)	25,726
Percent leased (1)	92.4%
Q4 2019 total rental income	$ 160,184
Q4 2019 net income available for common shareholders	$ 65,029
Q4 2019 Normalized FFO available for common shareholders	$ 66,443

(1) Excludes three properties owned by two unconsolidated joint ventures and includes six properties classified as held for sale.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2019
4

INVESTOR INFORMATION Board of Trustees Donna D. Fraiche Barbara D. Gilmore John L. Harrington Independent Trustee Independent Trustee Independent Trustee William A. Lamkin Elena B. Poptodorova Jeffrey P. Somers Independent Trustee Lead Independent Trustee Independent Trustee David M. Blackman Adam D. Portnoy INVESTOR INFORMATION INVESTOR Managing Trustee Chair of the Board & Managing Trustee Senior Management David M. Blackman Matthew C. Brown Christopher J. Bilotto President and Chief Executive Officer Chief Financial Officer and Treasurer Vice President Contact Information Investor Relations Inquiries Office Properties Income Trust Financial inquiries should be directed to Matthew C. Brown, Two Newton Place Chief Financial Officer and Treasurer, 255 Washington Street, Suite 300 at (617) 219-1440 Newton, MA 02458-1634 or mbrown@opireit.com (617) 219-1410 info@opireit.com Investor and media inquiries should be directed to www.opireit.com Olivia Snyder, Manager, Investor Relations, at (617) 219-1410 or osnyder@opireit.com Office Properties Income Trust 5 Supplemental Operating and Financial Data, December 31, 2019

RESEARCH COVERAGE Equity Research Coverage B. Riley FBR BofA Securities Bryan Maher James Feldman bmaher@brileyfbr.com James.Feldman@baml.com (646) 885-5423 (646) 855-5808 JMP Securities Mizuho Securities Aaron Hecht Omotayo Okusanya RESEARCH COVERAGE ahecht@jmpsecurities.com Omotayo.Okusanya@mizuhogroup.com (415) 835-3963 (646) 949-9672 Morgan Stanley RBC Capital Markets Vikram Malhotra Michael Carroll vikram.malhotra@morganstanley.com Michael.Carroll@rbccm.com (212) 761-7064 (440) 715-2649 Rating Agencies Moody’s Investors Service S&P Global Lori Marks Nicolas Villa Lori.marks@moodys.com nicolas.villa@spglobal.com (212) 553-0376 (212) 438-1534 OPI is followed by the analysts and its credit is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding OPI’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of OPI or its management. OPI does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies. Office Properties Income Trust 6 Supplemental Operating and Financial Data, December 31, 2019

FINANCIALS Tenant: Honeywell International, Inc. 9680 Old Bailes Road, Fort Mill, SC One Building, Square Feet: 60,044 Office Properties Income Trust Supplemental Operating and Financial Data, December 31, 2019

KEY FINANCIAL DATA (dollars in thousands, except per share data) As of and for the Three Months Ended 12/31/2019 9/30/2019 6/30/2019 3/31/2019 12/31/2018 Selected Balance Sheet Data: Total gross assets $ 4,580,792 $ 4,735,814 $ 5,198,382 $ 5,313,886 $ 5,613,730 Total assets $ 4,193,136 $ 4,360,249 $ 4,804,322 $ 4,927,198 $ 5,238,583 Total liabilities $ 2,487,382 $ 2,693,636 $ 3,107,836 $ 3,140,194 $ 3,459,615 Total shareholders' equity $ 1,705,754 $ 1,666,613 $ 1,696,486 $ 1,787,004 $ 1,778,968 KEY FINANCIAL DATA FINANCIAL KEY Selected Income Statement Data: Rental income $ 160,184 $ 167,411 $ 176,032 $ 174,777 $ 103,656 Net income (loss) available for common shareholders $ 65,029 $ (3,939) $ (64,774) $ 34,019 $ (57,695) Property NOI $ 103,158 $ 108,693 $ 120,723 $ 116,868 $ 62,026 Adjusted EBITDAre $ 96,513 $ 102,886 $ 114,897 $ 111,162 $ 57,901 FFO available for common shareholders $ 66,443 $ 69,455 $ 79,081 $ 72,275 $ 26,340 Normalized FFO available for common shareholders $ 66,443 $ 69,739 $ 79,250 $ 73,273 $ 39,101 Per Common Share Data: Net income (loss) available for common shareholders (basic and diluted) $ 1.35 $ (0.08) $ (1.35) $ 0.71 $ (2.31) FFO available for common shareholders (basic and diluted) $ 1.38 $ 1.44 $ 1.65 $ 1.50 $ 1.05 Normalized FFO available for common shareholders (basic and diluted) $ 1.38 $ 1.45 $ 1.65 $ 1.53 $ 1.56 Dividends: Annualized dividends paid per share during period $ 2.20 $ 2.20 $ 2.20 $ 2.20 $ 6.88 Annualized dividend yield (at end of period) 6.8% 7.2% 8.4% 8.0% 25.0% Normalized FFO available for common shareholders payout ratio 39.9% 37.9% 33.3% 35.9% 110.3% Office Properties Income Trust 8 Supplemental Operating and Financial Data, December 31, 2019

CONSOLIDATED BALANCE SHEETS (dollars in thousands, except per share data) December 31, 2019 2018 ASSETS Real estate properties: Land $ 840,550 $ 924,164 Buildings and improvements 2,652,681 3,020,472 Total real estate properties, gross 3,493,231 3,944,636 Accumulated depreciation (387,656) (375,147) Total real estate properties, net 3,105,575 3,569,489 Assets of properties held for sale 70,877 253,501 Investments in unconsolidated joint ventures 39,756 43,665 Acquired real estate leases, net 732,382 1,056,558 Cash and cash equivalents 93,744 35,349 Restricted cash 6,952 3,594 Rents receivable 83,556 72,051 Deferred leasing costs, net 40,107 25,672 Other assets, net 20,187 178,704 Total assets $ 4,193,136 $ 5,238,583 LIABILITIES AND SHAREHOLDERS’ EQUITY CONSOLIDATED BALANCE SHEETS CONSOLIDATED Unsecured revolving credit facility $ — $ 175,000 Unsecured term loans, net — 387,152 Senior unsecured notes, net 2,017,379 2,357,497 Mortgage notes payable, net 309,946 335,241 Liabilities of properties held for sale 14,693 4,271 Accounts payable and other liabilities 125,048 145,536 Due to related persons 7,141 34,887 Assumed real estate lease obligations, net 13,175 20,031 Total liabilities 2,487,382 3,459,615 Commitments and contingencies Shareholders’ equity: Common shares of beneficial interest, $.01 par value: 200,000,000 shares authorized, 48,201,941 and 48,082,903 shares issued and outstanding, respectively 482 481 Additional paid in capital 2,612,425 2,609,801 Cumulative net income 177,217 146,882 Cumulative other comprehensive income (loss) (200) 106 Cumulative common distributions (1,084,170) (978,302) Total shareholders’ equity 1,705,754 1,778,968 Total liabilities and shareholders’ equity $ 4,193,136 $ 5,238,583 Office Properties Income Trust 9 Supplemental Operating and Financial Data, December 31, 2019

CONSOLIDATED STATEMENTS OF INCOME (LOSS) (amounts in thousands, except per share data) Three Months Ended December 31, Year Ended December 31, 2019 2018 2019 2018 Rental income $ 160,184 $ 103,656 $ 678,404 $ 426,560 Expenses: Real estate taxes 18,354 12,306 73,717 49,708 Utility expenses 7,933 5,935 34,302 26,425 Other operating expenses 30,739 23,389 120,943 89,610 Depreciation and amortization 63,512 33,044 289,885 162,488 Loss on impairment of real estate (1) 8,150 2,830 22,255 8,630 Acquisition and transaction related costs (2) — 10,695 682 14,508 General and administrative (3) 7,271 (11,516) 32,728 24,922 Total expenses 135,959 76,683 574,512 376,291 Gain on sale of real estate (4) 71,593 3,332 105,131 20,661 Dividend income — 425 1,960 1,337 Loss on equity securities, net (5) — (48,229) (44,007) (7,552) Interest income 198 234 1,045 639 Interest expense (including net amortization of debt premiums, discounts and issuance costs of $2,476, $877, $10,740 and $3,626, respectively) (30,032) (20,421) (134,880) (89,865) Loss on early extinguishment of debt (6) — (709) (769) (709) Income (loss) from continuing operations before income tax (expense) benefit and equity in net losses of investees 65,984 (38,395) 32,372 (25,220) Income tax (expense) benefit (269) 7 (778) (117) Equity in net losses of investees (686) (1,157) (1,259) (2,269) Income (loss) from continuing operations 65,029 (39,545) 30,335 (27,606) Income (loss) from discontinued operations (7) — (18,150) — 5,722 Net income (loss) 65,029 (57,695) 30,335 (21,884) Preferred units of limited partnership distributions — — — (371) Net income (loss) available for common shareholders $ 65,029 $ (57,695) $ 30,335 $ (22,255) Weighted average common shares outstanding (basic and diluted) 48,094 25,027 48,062 24,830 CONSOLIDATED STATEMENTS OF INCOME (LOSS) STATEMENTS CONSOLIDATED Per common share amounts (basic and diluted): Income (loss) from continuing operations $ 1.35 $ (1.58) $ 0.63 $ (1.13) Income (loss) from discontinued operations $ — $ (0.73) $ — $ 0.23 Net income (loss) available for common shareholders $ 1.35 $ (2.31) $ 0.63 $ (0.90) Additional Data: General and administrative expenses / total assets (at end of period) (3) 0.17% (0.22%) 0.78% 0.48% Non-cash straight line rent adjustments included in rental income $ 8,142 $ 2,339 $ 27,507 $ 10,164 Lease value amortization included in rental income $ (82) $ (542) $ (2,710) $ (2,903) Lease termination fees included in rental income $ 2 $ 58 $ 9,185 $ 180 Non-cash amortization included in other operating expenses (8) $ 121 $ 121 $ 484 $ 484 Non-cash amortization included in general and administrative expenses (8) $ 151 $ 151 $ 603 $ 603 Office Properties Income Trust See accompanying notes on the following page. 10 Supplemental Operating and Financial Data, December 31, 2019

CONSOLIDATED STATEMENTS OF INCOME (LOSS) (CONTINUED) (dollars in thousands) (1) Loss on impairment of real estate for the three months ended December 31, 2019 includes an adjustment of $9,739 to reduce the carrying value of one property to its estimated fair value less costs to sell and a $250 loss on impairment of real estate related to the sale of three properties, offset by the recovery of impairment losses recorded in previous periods of $1,839 related to the sale of four properties. Loss on impairment of real estate for the year ended December 31, 2019 also includes adjustments totaling $11,479 to reduce the carrying value of 10 properties to their estimated fair value less costs to sell and $2,626 of losses on impairment of real estate related to the sale of 35 properties during the nine months ended September 30, 2019. Loss on impairment of real estate for the three months ended December 31, 2018 includes an adjustment of $2,830 to reduce the carrying value of a portfolio of 34 properties to its estimated fair value less costs to sell. Loss on impairment of real estate for the year ended December 31, 2018 also includes adjustments totaling $6,122 to reduce the carrying value of four properties to their estimated fair value less costs to sell and an adjustment of $322 to increase the carrying value of one property removed from held for sale status to its estimated fair value during the nine months ended September 30, 2018. (2) Acquisition and transaction related costs for the three months ended December 31, 2018 and the years ended December 31, 2019 and 2018 consist of costs incurred in connection with the Merger and other related transactions. (3) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expenses in our consolidated statements of income (loss). No business management incentive fee was payable under our business management agreement for the years ended December 31, 2019 or 2018. Net loss available for common shareholders for the three months ended December 31, 2018 includes the reversal of $16,973 of previously accrued estimated business management incentive fee expense. As successor to SIR as a result of the Merger, we assumed the obligation to pay SIR's business management incentive fee for 2018. SIR's business management incentive fee for 2018 of $25,817 was paid by us in January 2019. Pursuant to GAAP, the business management incentive fee that SIR incurred for 2018 was not recorded in our consolidated statement of income (loss) for the year ended December 31, 2018, but that amount was included in our consolidated balance sheet as of December 31, 2018 within due to related persons. (4) Gain on sale of real estate for the three months ended December 31, 2019 represents a $71,593 gain on the sale of seven properties. Gain on sale of real estate for the year ended December 31, 2019 also includes a $33,538 gain on the sale of three properties during the nine months ended September 30, 2019. Gain on sale of real estate for the three months ended December 31, 2018 represents an aggregate gain of $3,332 on the sale of one property in November 2018 and the sale of a portfolio of 15 properties in December 2018. Gain on sale of real estate for the year ended December 31, 2018 also includes a $17,329 gain on the sale of one property during the nine months ended September 30, 2018. (5) Loss on equity securities, net represents a realized loss for the year ended December 31, 2019 for the sale of our 2.8 million shares of RMR Inc. common stock on July 1, 2019, and unrealized losses in the three months and year ended December 31, 2018 to adjust the carrying value of our former investment in RMR Inc. common stock to its fair value as of the end of the period. (6) Loss on early extinguishment of debt for the three months ended December 31, 2018 and the years ended December 31, 2019 and 2018 includes write-offs of the unamortized portion of certain discounts and issuance costs resulting from the early repayment of debt. (7) Income (loss) from discontinued operations includes operating results related to our former equity method investment in SIR that we sold in October 2018. Income (loss) from discontinued operations also includes a loss of $18,665 on the sale of our SIR shares. (8) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fee expense and property management fee expense, which are included in general and administrative and other operating expenses, respectively. CONSOLIDATED STATEMENTS OF INCOME (LOSS) (CONTINUED) STATEMENTS CONSOLIDATED Office Properties Income Trust 11 Supplemental Operating and Financial Data, December 31, 2019

CONSOLIDATED STATEMENTS OF CASH FLOWS (dollars in thousands) Year Ended December 31, 2019 2018 CASH FLOWS FROM OPERATING ACTIVITIES: Net income (loss) $ 30,335 $ (21,884) Adjustments to reconcile net income (loss) to net cash provided by operating activities: Depreciation 89,400 66,685 Net amortization of debt premiums, discounts and issuance costs 10,740 3,626 Amortization of acquired real estate leases 197,978 94,375 Amortization of deferred leasing costs 5,973 4,833 Gain on sale of real estate (105,131) (20,661) Loss on impairment of real estate 22,255 8,630 Loss on early extinguishment of debt 769 709 Straight line rental income (27,507) (10,164) Other non-cash expenses, net 2,011 250 Loss on equity securities, net 44,007 7,552 Equity in net losses of investees 1,259 2,269 Distribution of earnings from Affiliates Insurance Company 2,438 — Equity in earnings of Select Income REIT included in discontinued operations — (20,873) Net gain on issuance of shares by Select Income REIT included in discontinued operations — (29) Loss on sale of Select Income REIT shares included in discontinued operations — 15,180 Distributions of earnings from Select Income REIT — 20,873 Change in assets and liabilities: Rents receivable 12,586 5,021 Deferred leasing costs (27,971) (9,203) Other assets 3,266 1,127 Accounts payable and other liabilities (19,333) (3,303) CONSOLIDATED STATEMENTS OF CASH FLOWS STATEMENTS CONSOLIDATED Due to related persons (27,746) (97) Net cash provided by operating activities 215,329 144,916 CASH FLOWS FROM INVESTING ACTIVITIES: Real estate acquisitions (2,905) 25,221 Real estate improvements (62,676) (47,500) Distributions in excess of earnings from Select Income REIT — 17,251 Distributions in excess of earnings from unconsolidated joint ventures 2,370 3,751 Distributions in excess of earnings from Affiliates Insurance Company 6,562 — Proceeds from sale of properties, net 829,794 304,808 Proceeds from sale of Select Income REIT shares — 435,125 Proceeds from sale of The RMR Group Inc. common shares, net 104,674 — Net cash provided by investing activities 877,819 738,656 Office Properties Income Trust 12 Supplemental Operating and Financial Data, December 31, 2019

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) (dollars in thousands) Year Ended December 31, 2019 2018 CASH FLOWS FROM FINANCING ACTIVITIES: Repayment of mortgage notes payable (12,054) (3,708) Repayment of unsecured term loans (388,000) (162,000) Repayment of senior unsecured notes (350,000) — Borrowings on unsecured revolving credit facility 430,000 238,000 Repayments on unsecured revolving credit facility (605,000) (741,000) Payment of debt issuance costs — (3,936) Repurchase of common shares (473) (232) Redemption of preferred units of limited partnership — (20,221) Preferred units of limited partnership distributions — (646) Distributions to common shareholders (105,868) (170,566) Net cash used in financing activities (1,031,395) (864,309) Increase in cash, cash equivalents and restricted cash 61,753 19,263 Cash, cash equivalents and restricted cash at beginning of period 38,943 19,680 Cash, cash equivalents and restricted cash at end of period $ 100,696 $ 38,943 SUPPLEMENTAL CASH FLOW INFORMATION: Interest paid $ 131,735 $ 65,188 Income taxes paid $ 491 $ 68 NON-CASH INVESTING ACTIVITIES: Working capital assumed $ — $ 25,170 Real estate and investment acquired by issuance of common shares $ — $ (639,809) Real estate and investment acquired by assumption of debt $ — $ (1,719,772) NON-CASH FINANCING ACTIVITIES: Select Income REIT unsecured revolving credit facility $ — $ 108,000 Assumption of mortgage notes payable $ — $ 161,772 Assumption of senior unsecured notes $ — $ 1,450,000 Issuance of common shares $ — $ 639,809 CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) STATEMENTS CONSOLIDATED SUPPLEMENTAL DISCLOSURE OF CASH, CASH EQUIVALENTS AND RESTRICTED CASH: The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the consolidated balance sheets to the amounts shown in the consolidated statements of cash flows: As of December 31, 2019 2018 Cash and cash equivalents $ 93,744 $ 35,349 Restricted cash 6,952 3,594 Total cash, cash equivalents and restricted cash shown in the consolidated statements of cash flows $ 100,696 $ 38,943 Office Properties Income Trust 13 Supplemental Operating and Financial Data, December 31, 2019

DEBT SUMMARY

DEBT SUMMARY [1]

As of December 31, 2019

(dollars in thousands)

OFFICE PROPERTIES INCOME TRUST

	Coupon Rate [2]	Interest Rate [3]	Principal Balance	Maturity Date	Due at Maturity	Years to Maturity
Unsecured Floating Rate Debt:						
$750,000 unsecured revolving credit facility [4] [5]	2.730%	2.730%	$ —	1/31/2023	$ —	3.1
Unsecured Fixed Rate Debt:						
Senior unsecured notes due 2020 [6]	3.600%	3.608%	400,000	2/1/2020	400,000	0.1
Senior unsecured notes due 2022	4.150%	4.196%	300,000	2/1/2022	300,000	2.1
Senior unsecured notes due 2022	4.000%	4.000%	300,000	7/15/2022	300,000	2.5
Senior unsecured notes due 2024	4.250%	4.404%	350,000	5/15/2024	350,000	4.4
Senior unsecured notes due 2025	4.500%	4.770%	400,000	2/1/2025	400,000	5.1
Senior unsecured notes due 2046	5.875%	5.875%	310,000	5/1/2046	310,000	26.4
Subtotal / weighted average	4.366%	4.453%	2,060,000		2,060,000	6.4
Secured Fixed Rate Debt:						
Mortgage debt - One property in Washington, DC	5.720%	3.690%	32,888	7/1/2020	32,462	0.5
Mortgage debt - One property in Philadelphia, PA	3.690%	4.220%	40,062	8/3/2020	39,635	0.6
Mortgage debt - One property in Lakewood, CO	8.150%	6.150%	1,683	3/1/2021	118	1.2
Mortgage debt - One property in Fairfax, VA [7]	5.877%	5.877%	13,166	8/11/2021	12,702	1.6
Mortgage debt - One property in Washington, DC	4.220%	4.190%	26,522	7/1/2022	24,668	2.5
Mortgage debt - Three properties in Seattle, WA	3.550%	4.210%	71,000	5/1/2023	71,000	3.3
Mortgage debt - One property in Chicago, IL	3.700%	4.210%	50,000	6/1/2023	50,000	3.4
Mortgage debt - One property in Washington, DC	4.800%	4.190%	24,108	6/1/2023	22,584	3.4
Mortgage debt - One property in Washington, DC	4.050%	4.440%	66,780	9/1/2030	60,566	10.7
Subtotal / weighted average	4.187%	4.280%	326,209		313,735	4.1
Total / weighted average	4.341%	4.429%	$ 2,386,209		$ 2,373,735	6.1

See accompanying notes on the following page.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2019
14

DEBT MATURITY SCHEDULE

DEBT MATURITY SCHEDULE (1)

As of December 31, 2019

(dollars in thousands)

OFFICE PROPERTIES INCOME TRUST

Year	Unsecured Floating Rate Debt	Unsecured Fixed Rate Debt	Secured Fixed Rate Debt	Total Principal Balance
2020	$ —	$ 400,000 (6)	$ 75,707	$ 475,707
2021	—	—	14,420	14,420
2022	—	600,000	25,518	625,518
2023	— (8)	—	143,784	143,784
2024	—	350,000	—	350,000
2025	—	400,000	287	400,287
2026	—	—	1,178	1,178
2027 and thereafter	—	310,000	65,315	375,315
Total	—	2,060,000	326,209	2,386,209
Unamortized debt premiums, discounts and issuance costs	—	(42,621)	(3,135)	(45,756)
Total debt, net	$ —	$ 2,017,379	$ 323,074	$ 2,340,453
Percent of total principal balance	—%	86.3%	13.7%	100.0%

(1) Excludes two mortgage notes with an aggregate principal balance of $82,000 which are secured by three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 19 for additional information regarding these joint ventures and related mortgage notes.
(2) Reflects the interest rate stated in, or determined pursuant to, the contract terms.
(3) Includes the effect of mark to market accounting for certain mortgages and discounts on senior unsecured notes. Excludes the effect of debt issuance costs amortization.
(4) We are required to pay interest on borrowings under our revolving credit facility at a rate of LIBOR plus a premium of 110 basis points per annum. We also pay a facility fee of 25 basis points per annum on the total amount of lending commitments under our revolving credit facility. Both the interest rate premium and facility fee are subject to adjustment based upon changes to our credit ratings. The interest rate listed is as of December 31, 2019 and excludes the 25 basis point facility fee. Subject to the payment of an extension fee and meeting certain other conditions, we may extend the maturity date of our revolving credit facility for two additional six month periods.
(5) The maximum aggregate borrowing availability under the credit agreement governing our revolving credit facility may be increased to up to $1,950,000 in certain circumstances.
(6) In January 2020, we redeemed, at par plus accrued interest, all $400,000 of our 3.60% senior unsecured notes due 2020. We used cash on hand, proceeds from property sales and borrowings under our revolving credit facility to make this repayment.
(7) The carrying value of this mortgage debt of $13,128 as of December 31, 2019 is net of unamortized issuance costs totaling $38 and is included in liabilities of properties held for sale in our consolidated balance sheet.
(8) Represents the amount, if any, outstanding under our revolving credit facility at December 31, 2019.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2019
15

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

OFFICE PROPERTIES INCOME TRUST

	As of and for the Three Months Ended				
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Leverage Ratios:					
Net debt (1) / total gross assets	50.0%	54.2%	56.8%	57.1%	58.4%
Net debt (1) / gross book value of real estate assets	48.9%	53.0%	57.0%	57.2%	60.8%
Secured debt (1) / total assets	7.8%	7.5%	6.8%	6.7%	6.5%
Variable rate debt (1) / net debt (1)	—%	8.2%	8.0%	10.4%	17.2%
Coverage Ratios:					
Adjusted EBITDA*re* / interest expense	3.2x	3.2x	3.3x	3.0x	2.8x
Net debt (1) / annualized Adjusted EBITDA*re*	5.9x	6.2x	6.8x	6.8x	nm (2)
Public Debt Covenants:					
Total debt (1) / adjusted total assets (maximum 60.0%)	48.7%	51.2%	54.1%	54.9%	56.8%
Secured debt (1) / adjusted total assets (maximum 40.0%)	6.7%	6.4%	6.0%	5.9%	5.8%
Consolidated income available for debt service / debt service (minimum 1.50x)	3.5x	3.4x	3.5x	3.2x	3.2x
Total unencumbered assets / unsecured debt (1) (minimum 150.0%)	203.0%	192.4%	181.2%	178.5%	171.9%

(1) Debt amounts represent the outstanding principal balance as of the date reported. Total debt excludes two mortgage notes with an aggregate principal balance of $82,000 which are secured by three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 19 for more information regarding these joint ventures and related mortgage notes.

(2) For the three months ended December 31, 2018, net debt includes SIR's debt less SIR's cash assumed in the Merger; however, annualized Adjusted EBITDA*re* excludes SIR's results of operations for the three month period because the Merger occurred on December 31, 2018. On a pro forma basis as if the Merger had occurred on October 1, 2018, net debt / annualized Adjusted EBITDA*re* would have been 7.5x. See Exhibit D on page 36 for pro forma calculations of EBITDA*re* and Adjusted EBITDA*re* as if the Merger had occurred on October 1, 2018.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2019
16

CAPITAL EXPENDITURES SUMMARY

CAPITAL EXPENDITURES SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

OFFICE PROPERTIES INCOME TRUST

	For the Three Months Ended (1)(2)				
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Tenant improvements	$ 4,806	$ 8,749	$ 7,123	$ 4,912	$ 5,450
Leasing costs	5,545	7,139	6,760	7,325	5,635
Building improvements	10,578	11,180	7,317	4,308	11,250
Recurring capital expenditures	20,929	27,068	21,200	16,545	22,335
Development, redevelopment and other activities	3,489	1,206	959	226	1,148
Total capital expenditures	$ 24,418	$ 28,274	$ 22,159	$ 16,771	$ 23,483
Average rentable sq. ft. during period (3)	26,508	28,300	29,722	31,017	16,204
Building improvements per average sq. ft. during period	$ 0.40	$ 0.40	$ 0.25	$ 0.14	$ 0.69

(1) The data presented as of December 31, 2018 excludes capital expenditures activity of the SIR properties acquired in the Merger. See Exhibit C on page 35 for a summary of capital expenditures activity of the SIR properties prior to the Merger as well as a pro forma combined capital expenditures summary.

(2) Excludes capital expenditures related to three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 19 for more information regarding these joint ventures.

(3) Rentable square footage is subject to changes when space is remeasured or reconfigured for tenants. Average rentable square footage for the three months ended December 31, 2018 excludes rentable square feet from properties acquired from SIR on December 31, 2018.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2019
17

PROPERTY ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE JANUARY 1, 2019

PROPERTY ACQUISITIONS AND DISPOSITIONS INFORMATION SINCE JANUARY 1, 2019

OFFICE PROPERTIES INCOME TRUST

(dollars and sq. ft. in thousands)

ACQUISITIONS:

On November 8, 2019, we acquired a land parcel near one of our properties in Boston, MA for $2,900, excluding acquisition related costs.

DISPOSITIONS:

Date Sold	Location	Number of Properties	Sq. Ft.	Gross Sales Price
2/8/2019	Northern Virginia and Maryland	34	1,636	$ 198,500
3/18/2019	Washington, D.C.	1	129	70,000
5/29/2019	Buffalo, NY	1	122	16,900
5/31/2019	Maynard, MA	1	287	5,000
6/19/2019	Kapolei, HI	1	417	7,100
7/12/2019	San Jose, CA	1	72	14,000
7/30/2019	Nashua, NH	1	322	25,000
8/8/2019	Arlington, TX	1	182	14,900
8/8/2019	Rochester, NY	1	95	4,765
8/14/2019	Hanover, PA	1	502	5,500
8/19/2019	San Antonio, TX	1	618	198,000
9/20/2019	Topeka, KS	1	144	15,600
9/20/2019	Falling Waters, WV	1	40	650
9/23/2019	San Diego, CA	1	44	8,950
10/31/2019	Columbia, SC	3	181	10,750
11/15/2019	Metro DC - MD	3	373	61,938
12/16/2019	San Diego, CA	1	148	23,750
12/18/2019	Phoenix, AZ	1	123	12,850
12/19/2019	Houston, TX	1	497	130,000
12/27/2019	Kansas City, KS	1	171	11,700
12/30/2019	San Jose, CA	1	76	13,000
1/8/2020	Stafford, VA	2	65	14,063
1/24/2020	Windsor, CT	1	97	7,000
	Total	61	6,341	$ 869,916

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2019
18

INVESTMENTS IN UNCONSOLIDATED JOINT VENTURES

INVESTMENTS IN UNCONSOLIDATED JOINT VENTURES

(dollars in thousands)

OFFICE PROPERTIES INCOME TRUST

Unconsolidated Joint Ventures:

Joint Venture	OPI Ownership	OPI Investment at December 31, 2019	Number of Properties	Location	Square Feet	Occupancy at December 31, 2019	Weighted Average Lease Term (1)
Prosperity Metro Plaza	51%	$ 22,483	2	Fairfax, VA	328,456	72.6%	3.9 years
1750 H Street, NW	50%	17,273	1	Washington, D.C.	115,411	100.0%	1.3 years
Total / Weighted Average		$ 39,756	3		443,867	79.7%	2.7 years

Outstanding Unconsolidated Debt:

Joint Venture	OPI Ownership	Interest Rate (2)	Maturity Date	Principal Balance at December 31, 2019 (3)	Annualized Debt Service	Balance at Maturity (3)	OPI Share of Principal Balance (4) at December 31, 2019
Prosperity Metro Plaza (5)	51%	4.090%	12/1/2029	$ 50,000	$ 2,045	$ 45,246	$ 25,500
1750 H Street, NW	50%	3.690%	8/1/2024	32,000	1,181	32,000	16,000
Total / Weighted Average		3.934%		$ 82,000	$ 3,226	$ 77,246	$ 41,500

Results of Operations - Unconsolidated Joint Ventures: (6)

	For the Three Months Ended December 31, 2019			For the Year Ended December 31, 2019		
	Prosperity Metro Plaza	1750 H Street, NW	Total	Prosperity Metro Plaza	1750 H Street, NW	Total
Equity in losses of affiliates	$ (93)	$ (257)	$ (350)	$ (490)	$ (1,051)	$ (1,541)
Depreciation and amortization	685	660	1,345	3,263	2,640	5,903
Other expenses, net (7)	244	158	402	971	682	1,653
NOI (8)	836	561	1,397	3,744	2,271	6,015
Lease value amortization included in rental income (9)	(10)	34	24	(49)	136	87
Non-cash straight line rent adjustments included in rental income (9)	6	8	14	(13)	(4)	(17)
Cash Basis NOI (8)	$ 832	$ 603	$ 1,435	$ 3,682	$ 2,403	$ 6,085
Distributions received by OPI	$ 281	$ 116	$ 397	$ 995	$ 1,375	$ 2,370

(1) Lease term is weighted based on annualized rental income. Annualized rental income is calculated using the annualized contractual base rents from the unconsolidated joint ventures' tenants pursuant to the lease agreements as of December 31, 2019, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to the joint ventures by their tenants, and excluding lease value amortization.
(2) Includes the effect of interest rate protection and mark to market accounting.
(3) Reflects the entire balance of the debt secured by the properties and is not adjusted to reflect the part of the joint venture arrangement interests we do not own.
(4) Reflects our proportionate share of the principal debt balances based on our ownership percentage of the applicable joint venture; none of the debt is recourse to us.
(5) The mortgage loan requires interest-only payments through December 2024, at which time the loan requires principal and interest payments through its maturity date.
(6) Reflects our proportionate share of operating results for the three months and year ended December 31, 2019 based on our ownership percentage of the respective joint ventures.
(7) Includes interest expense, net of other income.
(8) We calculate NOI and Cash Basis NOI for our unconsolidated joint ventures in the same manner that we calculate Property NOI and Property Cash Basis NOI.
(9) Our unconsolidated joint ventures report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes expense reimbursements, tax escalations, parking revenues, service income and other fixed and variable charges paid to the unconsolidated joint ventures by their tenants, as well as the net effect of non-cash amortization of intangible lease assets and liabilities.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2019
19

CALCULATION AND RECONCILIATION OF PROPERTY NOI AND PROPERTY CASH BASIS NOI

OFFICE PROPERTIES INCOME TRUST

CALCULATION AND RECONCILIATION OF PROPERTY NOI AND PROPERTY CASH BASIS NOI [(1)]

(dollars in thousands)

	For the Three Months Ended					For the Year Ended	
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	12/31/2019	12/31/2018
Calculation of Property NOI and Property Cash Basis NOI:							
Rental income	$ 160,184	$ 167,411	$ 176,032	$ 174,777	$ 103,656	$ 678,404	$ 426,560
Property operating expenses	(57,026)	(58,718)	(55,309)	(57,909)	(41,630)	(228,962)	(165,743)
Property NOI	103,158	108,693	120,723	116,868	62,026	449,442	260,817
Non-cash straight line rent adjustments included in rental income	(8,142)	(6,904)	(5,667)	(6,794)	(2,339)	(27,507)	(10,164)
Lease value amortization included in rental income	82	35	1,446	1,147	542	2,710	2,903
Lease termination fees included in rental income	(2)	(22)	(8,867)	(294)	(58)	(9,185)	(180)
Non-cash amortization included in property operating expenses [(2)]	(121)	(121)	(121)	(121)	(121)	(484)	(484)
Property Cash Basis NOI	$ 94,975	$ 101,681	$ 107,514	$ 110,806	$ 60,050	$ 414,976	$ 252,892
Reconciliation of Net Income (Loss) Available for Common Shareholders to Property NOI and Property Cash Basis NOI:							
Net income (loss) available for common shareholders	$ 65,029	$ (3,939)	$ (64,774)	$ 34,019	$ (57,695)	$ 30,335	$ (22,255)
Preferred units of limited partnership distributions	—	—	—	—	—	—	371
Net income (loss)	65,029	(3,939)	(64,774)	34,019	(57,695)	30,335	(21,884)
(Income) loss from discontinued operations	—	—	—	—	18,150	—	(5,722)
Income (loss) from continuing operations	65,029	(3,939)	(64,774)	34,019	(39,545)	30,335	(27,606)
Equity in net losses of investees	686	196	142	235	1,157	1,259	2,269
Income tax (benefit) expense	269	156	(130)	483	(7)	778	117
Loss on early extinguishment of debt	—	284	71	414	709	769	709
Interest expense	30,032	32,367	35,348	37,133	20,421	134,880	89,865
Interest income	(198)	(358)	(241)	(248)	(234)	(1,045)	(639)
(Gain) loss on equity securities, net	—	—	66,135	(22,128)	48,229	44,007	7,552
Dividend income	—	—	(980)	(980)	(425)	(1,960)	(1,337)
(Gain) loss on sale of real estate	(71,593)	(11,463)	17	(22,092)	(3,332)	(105,131)	(20,661)
General and administrative	7,271	7,990	8,744	8,723	(11,516)	32,728	24,922
Acquisition and transaction related costs	—	—	98	584	10,695	682	14,508
Loss on impairment of real estate	8,150	8,521	2,380	3,204	2,830	22,255	8,630
Depreciation and amortization	63,512	74,939	73,913	77,521	33,044	289,885	162,488
Property NOI	103,158	108,693	120,723	116,868	62,026	449,442	260,817
Non-cash amortization included in property operating expenses [(2)]	(121)	(121)	(121)	(121)	(121)	(484)	(484)
Lease termination fees included in rental income	(2)	(22)	(8,867)	(294)	(58)	(9,185)	(180)
Lease value amortization included in rental income	82	35	1,446	1,147	542	2,710	2,903
Non-cash straight line rent adjustments included in rental income	(8,142)	(6,904)	(5,667)	(6,794)	(2,339)	(27,507)	(10,164)
Property Cash Basis NOI	$ 94,975	$ 101,681	$ 107,514	$ 110,806	$ 60,050	$ 414,976	$ 252,892

(1) Excludes three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 19 for more information regarding these joint ventures.
(2) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which are included in property operating expenses.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2019
20

RECONCILIATION AND CALCULATION OF SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI

RECONCILIATION AND CALCULATION OF SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI (1)

(dollars in thousands)

OFFICE PROPERTIES INCOME TRUST

	For the Three Months Ended		For the Year Ended	
	12/31/2019	12/31/2018	12/31/2019	12/31/2018
Reconciliation of Property NOI to Same Property NOI:				
Rental income	$ 160,184	$ 103,656	$ 678,404	$ 426,560
Property operating expenses	(57,026)	(41,630)	(228,962)	(165,743)
Property NOI	103,158	62,026	449,442	260,817
Less: NOI of properties not included in same property results:				
SIR assets acquired	(56,040)	—	(242,314)	—
Historical OPI assets	(1,698)	(16,199)	(22,945)	(68,289)
Same Property NOI	$ 45,420	$ 45,827	$ 184,183	$ 192,528
Calculation of Same Property Cash Basis NOI:				
Same Property NOI	$ 45,420	$ 45,827	$ 184,183	$ 192,528
Add: Lease value amortization included in rental income	330	621	1,400	2,425
Less: Non-cash straight line rent adjustments included in rental income	(4,263)	(1,907)	(8,682)	(8,319)
Lease termination fees included in rental income	(2)	(45)	(1,543)	(68)
Non-cash amortization included in property operating expenses (2)	(111)	(95)	(405)	(376)
Same Property Cash Basis NOI	$ 41,374	$ 44,401	$ 174,953	$ 186,190

(1) See Exhibit A on page 33 for summary pro forma same property results that include the SIR properties acquired in the Merger and Exhibit B on page 34 for a reconciliation and calculation of pro forma Same Property NOI and Same Property Cash Basis NOI. Excludes three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 19 for more information regarding these joint ventures.

(2) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which are included in other operating expenses.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2019
21

CALCULATION OF EBITDA, EBITDAre AND ADJUSTED EBITDAre

CALCULATION OF EBITDA, EBITDA*re* AND ADJUSTED EBITDA*re*

(dollars in thousands)

OFFICE PROPERTIES INCOME TRUST

	For the Three Months Ended					For the Year Ended	
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	12/31/2019	12/31/2018
Net income (loss)	$ 65,029	$ (3,939)	$ (64,774)	$ 34,019	$ (57,695)	$ 30,335	$ (21,884)
Add (less): Interest expense	30,032	32,367	35,348	37,133	20,421	134,880	89,865
Income tax (benefit) expense	269	156	(130)	483	(7)	778	117
Depreciation and amortization	63,512	74,939	73,913	77,521	33,044	289,885	162,488
EBITDA	158,842	103,523	44,357	149,156	(4,237)	455,878	230,586
Add (less): Loss on impairment of real estate	8,150	8,521	2,380	3,204	2,830	22,255	8,630
(Gain) loss on sale of real estate	(71,593)	(11,463)	17	(22,092)	(3,332)	(105,131)	(20,661)
Distributions received from unconsolidated joint ventures	397	852	600	521	705	2,370	3,751
Distributions received from SIR	—	—	—	—	—	—	38,124
Equity in earnings of SIR included in discontinued operations	—	—	—	—	(515)	—	(24,358)
Equity in losses of unconsolidated joint ventures	350	280	272	639	791	1,541	2,785
Net gain on issuance of shares by SIR included in discontinued operations	—	—	—	—	—	—	(29)
Loss on sale of SIR shares included in discontinued operations [(1)]	—	—	—	—	18,665	—	18,665
EBITDA*re*	96,146	101,713	47,626	131,428	14,907	376,913	257,493
Add (less): Acquisition and transaction related costs [(2)]	—	—	98	584	10,695	682	14,508
General and administrative expense paid in common shares [(3)]	367	889	967	864	334	3,087	1,337
Estimated business management incentive fees [(4)]	—	—	—	—	(16,973)	—	—
Loss on early extinguishment of debt	—	284	71	414	709	769	709
(Gain) loss on equity securities, net [(5)]	—	—	66,135	(22,128)	48,229	44,007	7,552
Adjusted EBITDA*re*	$ 96,513	$ 102,886	$ 114,897	$ 111,162	$ 57,901	$ 425,458	$ 281,599

See accompanying notes on the following page.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2019
22

CALCULATION OF EBITDA, EBITDAre AND ADJUSTED EBITDAre (CONTINUED) (dollars in thousands) (CONTINUED) (1) On October 9, 2018, we sold our investment in SIR at a loss. (2) Acquisition and transaction related costs represent costs incurred in connection with the Merger and other related transactions. re (3) Amounts represent equity based compensation to our Trustees, our officers and certain other employees of RMR LLC. (4) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our consolidated statements of income (loss). In calculating net income (loss) in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income (loss), we do not include such expense in the calculation of Adjusted EBITDAre until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. No business management incentive fee was payable under our business management agreement for 2019 or 2018. Net loss available for common shareholders for the three months ended December 31, 2018 includes the reversal of $16,973 of previously accrued estimated business management incentive fee expense. As successor to SIR as a result of the Merger, we assumed the obligation to pay SIR's business management incentive fee for 2018. We paid SIR's business management incentive fee for 2018 of $25,817 in January 2019. Pursuant to GAAP, the business management incentive fee that SIR incurred for 2018 was not recorded in our consolidated statement of income (loss) for the year ended December 31, 2018, but that amount was included in our consolidated balance sheet as of December 31, 2018 within due to related persons. (5) (Gain) loss on equity securities, net represents the adjustment required to adjust the carrying value of our investment in RMR Inc. common shares to its fair value as AND ADJUSTED EBITDA AND of the end of the period. On July 1, 2019, we sold our investment in RMR Inc. common stock. re CALCULATION OF EBITDA, EBITDA CALCULATION Office Properties Income Trust 23 Supplemental Operating and Financial Data, December 31, 2019

CALCULATION OF FFO AVAILABLE FOR COMMON SHAREHOLDERS AND NORMALIZED FFO AVAILABLE FOR COMMON SHAREHOLDERS

CALCULATION OF FFO AVAILABLE FOR COMMON SHAREHOLDERS AND NORMALIZED FFO AVAILABLE FOR COMMON SHAREHOLDERS

(amounts in thousands, except per share data)

OFFICE PROPERTIES INCOME TRUST

	For the Three Months Ended					For the Year Ended	
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018	12/31/2019	12/31/2018
Net income (loss) available for common shareholders	$ 65,029	$ (3,939)	$ (64,774)	$ 34,019	$ (57,695)	$ 30,335	$ (22,255)
Add (less): Depreciation and amortization:							
Consolidated properties	63,512	74,939	73,913	77,521	33,044	289,885	162,488
Unconsolidated joint venture properties	1,345	1,397	1,410	1,751	1,920	5,903	8,203
FFO attributable to SIR investment	—	—	—	—	1,859	—	51,773
Loss on impairment of real estate	8,150	8,521	2,380	3,204	2,830	22,255	8,630
Equity in earnings of SIR included in discontinued operations	—	—	—	—	(515)	—	(24,358)
(Gain) loss on sale of real estate	(71,593)	(11,463)	17	(22,092)	(3,332)	(105,131)	(20,661)
(Gain) loss on equity securities, net (1)	—	—	66,135	(22,128)	48,229	44,007	7,552
FFO available for common shareholders	66,443	69,455	79,081	72,275	26,340	287,254	171,372
Add (less): Acquisition and transaction related costs (2)	—	—	98	584	10,695	682	14,508
Loss on early extinguishment of debt	—	284	71	414	709	769	709
Normalized FFO attributable to SIR investment	—	—	—	—	1,524	—	44,006
FFO attributable to SIR investment	—	—	—	—	(1,859)	—	(51,773)
Net gain on issuance of shares by SIR included in discontinued operations	—	—	—	—	—	—	(29)
Estimated business management incentive fees (3)	—	—	—	—	(16,973)	—	—
Loss on sale of SIR shares included in discontinued operations (4)	—	—	—	—	18,665	—	18,665
Normalized FFO available for common shareholders	$ 66,443	$ 69,739	$ 79,250	$ 73,273	$ 39,101	$ 288,705	$ 197,458
Weighted average common shares outstanding (basic)	48,094	48,073	48,049	48,031	25,027	48,062	24,830
Weighted average common shares outstanding (diluted)	48,094	48,073	48,049	48,046	25,027	48,062	24,830
Per common share amounts (basic and diluted):							
Net income (loss) available for common shareholders	$ 1.35	$ (0.08)	$ (1.35)	$ 0.71	$ (2.31)	$ 0.63	$ (0.90)
FFO available for common shareholders	$ 1.38	$ 1.44	$ 1.65	$ 1.50	$ 1.05	$ 5.98	$ 6.90
Normalized FFO available for common shareholders	$ 1.38	$ 1.45	$ 1.65	$ 1.53	$ 1.56	$ 6.01	$ 7.95

See accompanying notes on the following page.

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Supplemental Operating and Financial Data, December 31, 2019
24

CALCULATION OF FFO AVAILABLE FOR COMMON SHAREHOLDERS AND NORMALIZED FFO AVAILABLE FOR COMMON SHAREHOLDERS (CONTINUED) (amounts in thousands) (1) (Gain) loss on equity securities, net represents the adjustment required to adjust the carrying value of our investment in RMR Inc. common stock to its fair value as of the end of the period. On July 1, 2019, we sold our investment in RMR Inc. common stock. (2) Acquisition and transaction related costs represent costs incurred in connection with the Merger and other related transactions. (3) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our consolidated statements of income (loss). In calculating net income (loss) available for common shareholders in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income (loss) available for common shareholders, we do not include such expense in the calculation of Normalized FFO available for common shareholders until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. No business management incentive fee was payable under our business management agreement for 2019 or 2018. Net loss available for common shareholders for the three months ended December 31, 2018 includes the reversal of $16,973 of previously accrued estimated business management incentive fee expense. As successor to SIR as a result of the Merger, we assumed the obligation to pay SIR's business management incentive fee for 2018. We paid SIR's business management incentive fee for 2018 of $25,817 in January 2019. Pursuant to GAAP, the business management incentive fee that SIR incurred for 2018 was not recorded in our consolidated statement of income (loss) for the year ended December 31, 2018, but that amount was included in our consolidated balance sheet as of December 31, 2018 within due to related persons. (4) On October 9, 2018, we sold our investment in SIR at a loss. CALCULATION OF FFO AVAILABLE FOR COMMON SHAREHOLDERS AND FOR COMMON SHAREHOLDERS AVAILABLE OF FFO CALCULATION NORMALIZED FFO AVAILABLE FOR COMMON SHAREHOLDERS (CONTINUED) AVAILABLE NORMALIZED FFO Office Properties Income Trust 25 Supplemental Operating and Financial Data, December 31, 2019

PORTFOLIO INFORMATION Tenant: Compass Group USA, Inc. Coliseum Centre: 2300 & 2400 Yorkmont Road, Charlotte, NC Two Buildings, Square Feet: 284,039 Office Properties Income Trust Supplemental Operating and Financial Data, December 31, 2019

SUMMARY SAME PROPERTY RESULTS (1) (dollars and sq. ft. in thousands) For the Three Months Ended For the Year Ended 12/31/2019 12/31/2018 12/31/2019 12/31/2018 Properties (end of period) (2) 96 96 96 96 Total sq. ft. (3) 11,515 11,507 11,515 11,507 Percent leased 92.9% 94.0% 92.9% 94.0% Rental income $ 78,128 $ 77,547 $ 311,664 $ 315,845 Same Property NOI $ 45,420 $ 45,827 $ 184,183 $ 192,528 Same Property Cash Basis NOI $ 41,374 $ 44,401 $ 174,953 $ 186,190 Same Property NOI % margin 58.1% 59.1% 59.1% 61.0% Same Property Cash Basis NOI % margin 55.8% 58.3% 57.8% 60.1% Same Property NOI % change (0.9%) (4.3%) Same Property Cash Basis NOI % change (6.8%) (6.0%) (1) Excludes the SIR properties acquired in the Merger. See Exhibit A on page 33 for summary pro forma same property results as if the SIR properties acquired in the Merger were owned SUMMARY SAME PROPERTY RESULTS SAME PROPERTY SUMMARY continuously since January 1, 2018. (2) Includes one leasable land parcel as of December 31, 2019. (3) Subject to changes when space is remeasured or reconfigured for tenants. Office Properties Income Trust 27 Supplemental Operating and Financial Data, December 31, 2019

OCCUPANCY AND LEASING SUMMARY

OCCUPANCY AND LEASING SUMMARY (1) (2)

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and for the Three Months Ended				
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Properties (end of period) (3)	189	200	209	212	247 (4)
Total sq. ft. (3)(5)	25,726	27,290	29,309	30,134	31,900 (4)
Percentage leased (3)	92.4%	93.3%	91.6%	89.6%	91.0% (4)
Leasing Activity (sq. ft.): (5)					
New leases	41	95	122	121	117
Renewals	738	664	449	704	407
Total	779	759	571	825	524
% Change in GAAP Rent: (6)					
New leases	1.2%	3.7%	(11.1%)	3.6%	1.8%
Renewals	0.3%	5.2%	(3.9%)	14.3%	(9.9%)
Total	0.4%	5.0%	(5.3%)	12.8%	(8.2%)
Weighted Average Lease Term by Sq. Ft. (years):					
New leases	5.6	9.2	8.0	8.8	7.0
Renewals	7.2	13.2	6.4	7.3	7.6
Total	7.1	12.7	6.7	7.5	7.5
Leasing Cost and Concession Commitments: (7)					
New leases	$ 2,171	$ 8,275	$ 8,709	$ 13,591	$ 5,334
Renewals	13,622	9,292	6,668	15,213	10,514
Total	$ 15,793	$ 17,567	$ 15,377	$ 28,804	$ 15,848
Leasing Cost and Concession Commitments per Sq. Ft.: (7)					
New leases	$ 53.34	$ 87.46	$ 71.66	$ 112.00	$ 45.75
Renewals	$ 18.45	$ 13.98	$ 14.84	$ 21.60	$ 25.82
Total	$ 20.28	$ 23.14	$ 26.94	$ 34.89	$ 30.25
Leasing Cost and Concession Commitments per Sq. Ft. per Year: (7)					
New leases	$ 9.55	$ 9.52	$ 8.92	$ 12.79	$ 6.51
Renewals	$ 2.57	$ 1.06	$ 2.34	$ 2.98	$ 3.38
Total	$ 2.86	$ 1.82	$ 4.01	$ 4.67	$ 4.03

(1) Excludes three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 19 for more information regarding these joint ventures.
(2) The data presented as of December 31, 2018 excludes the SIR properties acquired in the Merger, unless otherwise stated.
(3) Includes one leasable land parcel as of December 31, 2019, September 30, 2019 and June 30, 2019, and two leasable land parcels as of March 31, 2019 and December 31, 2018.
(4) Includes the SIR properties acquired in the Merger.
(5) Rentable square footage is subject to changes when space is remeasured or reconfigured for tenants.
(6) Percent difference in prior rents charged for same space or, in the case of space acquired vacant, market rental rates for similar space in the building at the date of acquisition. Rents include estimated recurring expense reimbursements paid to us, exclude lease value amortization and are net of lease concessions.
(7) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.

The above leasing summary is based on leases entered during the periods indicated.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2019
28

TENANT DIVERSITY AND CREDIT CHARACTERISTICS As of December 31, 2019 Percentage of Total Annualized Rental Income Tenant Industry Tenant Credit Characteristics (1) Energy Services: 1.3% Manufacturing & Transportation: 4.6% Retail & Food: 5.9% (4) Real Estate & (3) Not Rated: 24.2% Financial: 11.7% Other: 0.8% Government: 39.2%(2) Legal & Consulting: 15.3% Non-Investment Investment Grade: Grade: 12.9% 62.9% Technology & Education and Communications: 17.5% Social Services: 1.5% Life Sciences and TENANT DIVERSITY AND CREDIT CHARACTERISTICS TENANT DIVERSITY Medical: 2.2% (1) We consider investment grade tenants to include: (a) investment grade rated tenants; (b) tenants with investment grade rated parent entities that guarantee the tenant's lease obligations; and/or (c) tenants with investment grade rated parent entities that do not guarantee the tenant's lease obligations. Tenants contributing 53.4% of annualized rental income were investment grade rated (or their payment obligations were guaranteed by an investment grade rated parent) and tenants contributing an additional 9.5% of annualized rental income were subsidiaries of an investment grade rated parent (although these parent entities are not liable for the payment of rents). (2) Includes the U.S. Government, state governments, municipalities and government contractors. Office Properties Income Trust 29 Supplemental Operating and Financial Data, December 31, 2019

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL INCOME

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL INCOME

OFFICE PROPERTIES INCOME TRUST

As of December 31, 2019

(dollars in thousands)

	Tenant	Credit Rating (1)		Annualized Rental Income	% of Total Annualized Rental Income
1	U.S. Government	Investment Grade	$	149,491	25.0%
2	State of California	Investment Grade		19,092	3.2%
3	Shook, Hardy & Bacon L.L.P.	Not Rated		18,854	3.2%
4	Bank of America Corporation	Investment Grade		16,604	2.8%
5	F5 Networks, Inc.	Not Rated		14,416	2.4%
6	WestRock Company	Investment Grade		12,865	2.2%
7	CareFirst Inc.	Non Investment Grade		11,619	1.9%
8	Northrop Grumman Corporation	Investment Grade		11,346	1.9%
9	Tyson Foods, Inc.	Investment Grade		10,253	1.7%
10	Technicolor SA	Non Investment Grade		10,034	1.7%
11	Commonwealth of Massachusetts	Investment Grade		9,693	1.6%
12	Micro Focus International plc	Non Investment Grade		8,710	1.5%
13	CommScope Holding Company Inc	Non Investment Grade		7,931	1.3%
14	PNC Bank	Investment Grade		6,897	1.2%
15	State of Georgia	Investment Grade		6,790	1.1%
16	ServiceNow, Inc .	Not Rated		6,335	1.1%
17	Allstate Insurance Co.	Investment Grade		6,270	1.0%
18	Compass Group plc	Investment Grade		6,264	1.0%
19	Church & Dwight Co., Inc.	Investment Grade		6,018	1.0%
			$	339,482	56.8%

(1) We consider investment grade tenants to include: (a) investment grade rated tenants; (b) tenants with investment grade rated parent entities that guarantee the tenant's lease obligations; and (c) tenants with investment grade rated parent entities that do not guarantee the tenant's lease obligations. Tenants contributing 53.4% of annualized rental income were investment grade rated (or their payment obligations were guaranteed by an investment grade rated parent) and tenants contributing an additional 9.5% of annualized rental income were subsidiaries of an investment grade rated parent (although these parent entities were not liable for the payment of rents).

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2019
30

LEASE EXPIRATION SCHEDULE

LEASE EXPIRATION SCHEDULE (1)

OFFICE PROPERTIES INCOME TRUST

As of December 31, 2019

(dollars and sq. ft. in thousands)

Year (2)	Number of Leases Expiring	Leased Square Feet Expiring	% of Total Leased Square Feet Expiring	Cumulative % of Total Leased Square Feet Expiring	Annualized Rental Income Expiring	% of Total Annualized Rental Income Expiring	Cumulative % of Total Annualized Rental Income Expiring
2020	81	1,896	8.0%	8.0%	$ 55,982	9.4%	9.4%
2021	56	1,692	7.1%	15.1%	39,660	6.6%	16.0%
2022	82	2,378	10.0%	25.1%	64,085	10.7%	26.7%
2023	62	2,624	11.1%	36.2%	69,639	11.6%	38.3%
2024	54	3,692	15.5%	51.7%	96,072	16.1%	54.4%
2025	42	2,045	8.6%	60.3%	44,264	7.4%	61.8%
2026	30	1,711	7.2%	67.5%	45,754	7.7%	69.5%
2027	29	1,953	8.2%	75.7%	48,872	8.2%	77.7%
2028	12	872	3.7%	79.4%	24,724	4.1%	81.8%
2029 and thereafter	47	4,897	20.6%	100.0%	108,761	18.2%	100.0%
Total	495	23,760	100.0%		$ 597,813	100.0%	
Weighted average remaining lease term (in years)		6.0			5.7		

(1) Excludes three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 19 for more information regarding these joint ventures.
(2) The year of lease expiration is pursuant to current contract terms. Some of our government tenants have the right to vacate their space before the stated expirations of their leases. In addition, certain of our government tenants have the right to terminate their leases if their respective legislature or other funding authority does not appropriate rent in their respective annual budgets.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2019
31

EXHIBITS Tenant: Day Pitney LLP One Jefferson Road, Parsippany, NJ One Building, Square Feet: 100,010 Office Properties Income Trust Supplemental Operating and Financial Data, December 31, 2019

SUMMARY PRO FORMA SAME PROPERTY RESULTS

SUMMARY PRO FORMA SAME PROPERTY RESULTS (1)

EXHIBIT A

OFFICE PROPERTIES INCOME TRUST

(dollars and sq. ft. in thousands)

OPI (Excluding SIR Properties):	For the Three Months Ended 12/31/2019	For the Three Months Ended 12/31/2018
Leasable properties	96	96
Total sq. ft. (2)	11,515	11,507
Percent leased	92.9 %	94.0%
Same Property Cash Basis NOI	$ 41,374	$ 44,401
Same Property Cash Basis NOI % change	(6.8%)	

SIR Properties:	For the Three Months Ended 12/31/2019	12/31/2018: SIR Properties	12/31/2018: Less: Dispositions (3)	12/31/2018: Less: Held for Sale	12/31/2018: Pro Forma SIR
Leasable properties (3)	86	99	(11)	(2)	86
Total sq. ft. (2)	13,201	16,538	(3,013)	(320)	13,205
Percent leased	93.7%	89.3%	—%	—%	96.3%
Same Property Cash Basis NOI	$ 49,456	$ 58,216	$ (6,066)	$ (663)	$ 51,487
Same Property Cash Basis NOI % change	(3.9%)				

Pro Forma Combined:	For the Three Months Ended 12/31/2019	For the Three Months Ended 12/31/2018
Leasable properties (4)	182	182
Total sq. ft. (2)	24,716	24,712
Percent leased	93.3%	95.2%
Same Property Cash Basis NOI	$ 90,830	$ 95,888
Same Property Cash Basis NOI % change	(5.3%)	

(1) OPI (excluding SIR properties) same property results for the three months ended December 31, 2019 and 2018 are based on properties owned continuously since October 1, 2018. SIR properties same property results for the three months ended December 31, 2019 and 2018 are based on properties SIR owned immediately prior to the Merger and which it had owned continuously since October 1, 2018 and which OPI owned continuously since the Merger. Pro forma combined same property results combine the same property results of OPI and SIR for the three months ended December 31, 2019 and 2018, as if the Merger had occurred on January 1, 2018. See calculation of pro forma Same Property Cash Basis NOI for the three months ended December 31, 2019 on page 34.
(2) Subject to changes when space is remeasured or reconfigured for tenants.
(3) Includes 11 former SIR properties OPI sold during the year ended December 31, 2019.
(4) Includes one leasable land parcel.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2019

33

RECONCILIATION AND CALCULATION OF PRO FORMA SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI

RECONCILIATION AND CALCULATION OF PRO FORMA SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI (1)

EXHIBIT B

OFFICE PROPERTIES INCOME TRUST

(dollars in thousands)

	For the Three Months Ended December 31, 2019		
	OPI (Excluding SIR Properties)	SIR Properties	Pro Forma Combined
Reconciliation of Property NOI to Same Property NOI:			
Rental income	$ 83,638	$ 76,546	$ 160,184
Property operating expenses	(36,520)	(20,506)	(57,026)
Property NOI	47,118	56,040	103,158
Less: NOI of properties not included in same property results	(1,698)	(2,663)	(4,361)
Same Property NOI	$ 45,420	$ 53,377	$ 98,797
Calculation of Same Property Cash Basis NOI:			
Same Property NOI	$ 45,420	$ 53,377	$ 98,797
Add: Lease value amortization included in rental income	330	(236)	94
Less: Non-cash straight line rent adjustments included in rental income	(4,263)	(3,685)	(7,948)
Lease termination fees included in rental income	(2)	—	(2)
Non-cash amortization included in property operating expenses (2)	(111)	—	(111)
Same Property Cash Basis NOI	$ 41,374	$ 49,456	$ 90,830

(1) OPI (excluding SIR properties) same property results for the three months ended December 31, 2019 are based on properties owned continuously since October 1, 2018. SIR properties same property results for the three months ended December 31, 2019 are based on properties SIR owned immediately prior to the Merger and which it had owned continuously since October 1, 2018 and which OPI owned continuously since that time. Pro forma combined same property results combine the same property results of OPI and SIR for the three months ended December 31, 2019, as if the Merger had occurred on January 1, 2018.

(2) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR Inc. common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in property operating expenses.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2019
34

PRO FORMA CAPITAL EXPENDITURES SUMMARY

PRO FORMA CAPITAL EXPENDITURES SUMMARY (1)(2)

EXHIBIT C

OFFICE PROPERTIES INCOME TRUST

(dollars in thousands)

	For the Three Months Ended				
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
OPI:					
Tenant improvements	$ 4,806	$ 8,749	$ 7,123	$ 4,912	$ 5,450
Leasing costs	5,545	7,139	6,760	7,325	5,635
Building improvements	10,578	11,180	7,317	4,308	11,250
Recurring capital expenditures	20,929	27,068	21,200	16,545	22,335
Development, redevelopment and other activities	3,489	1,206	959	226	1,148
Total capital expenditures	$ 24,418	$ 28,274	$ 22,159	$ 16,771	$ 23,483
SIR Properties:					
Tenant improvements	$ —	$ —	$ —	$ —	$ 1,109
Leasing costs	—	—	—	—	893
Building improvements	—	—	—	—	1,261
Recurring capital expenditures	—	—	—	—	3,263
Development, redevelopment and other activities	—	—	—	—	392
Total capital expenditures	$ —	$ —	$ —	$ —	$ 3,655
Pro Forma Combined:					
Tenant improvements	$ 4,806	$ 8,749	$ 7,123	$ 4,912	$ 6,559
Leasing costs	5,545	7,139	6,760	7,325	6,528
Building improvements	10,578	11,180	7,317	4,308	12,511
Recurring capital expenditures	20,929	27,068	21,200	16,545	25,598
Development, redevelopment and other activities	3,489	1,206	959	226	1,540
Total capital expenditures	$ 24,418	$ 28,274	$ 22,159	$ 16,771	$ 27,138

(1) The data presented for December 31, 2018 excludes capital expenditures for the SIR properties acquired in the Merger.
(2) The OPI data presented excludes capital expenditures of three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 19 for additional information regarding these joint ventures.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2019
35

PRO FORMA CALCULATION OF EBITDA, EBITDAre and ADJUSTED EBITDAre

PRO FORMA CALCULATION OF EBITDA, EBITDA*re* AND ADJUSTED EBITDA*re* AS IF THE MERGER HAD OCCURRED ON OCTOBER 1, 2018

EXHIBIT D

OFFICE PROPERTIES INCOME TRUST

(dollars in thousands)

	For the Three Months Ended December 31, 2018							
	OPI	Sale of SIR Shares	OPI Adjusted	SIR	ILPT Distribution [1]	SIR Adjusted	Pro Forma Adjustments	Pro Forma
Net loss	$ (57,695)	$ (139)	$ (57,834)	$ (51,551)	$ (17,493)	$ (69,044)	$ (4,744)	$ (131,622)
Add (less): Interest expense	20,421	(376)	20,045	23,701	(4,472)	19,229	241	39,515
Income tax (benefit) expense	(7)	—	(7)	10	(8)	2	—	(5)
Depreciation and amortization	33,044	—	33,044	36,220	(7,327)	28,893	5,782	67,719
EBITDA	(4,237)	(515)	(4,752)	8,380	(29,300)	(20,920)	1,279	(24,393)
Add (less): Loss on impairment of real estate	2,830	—	2,830	—	—	—	—	2,830
Gain on sale of real estate	(3,332)	—	(3,332)	—	—	—	—	(3,332)
Distributions received from unconsolidated joint ventures	705	—	705	—	—	—	—	705
Equity in earnings of SIR included in discontinued operations	(515)	515	—	—	—	—	—	—
Equity in losses of unconsolidated joint ventures	791	—	791	—	—	—	—	791
Loss on sale of SIR common shares included in discontinued operations [2]	18,665	—	18,665	—	—	—	—	18,665
EBITDA*re*	14,907	—	14,907	8,380	(29,300)	(20,920)	1,279	(4,734)
Add (less): Acquisition and transaction related costs [3]	10,695	—	10,695	9,193	—	9,193	—	19,888
General and administrative expense paid in common shares [4]	334	—	334	842	(235)	607	—	941
Estimated business management incentive fees [5]	(16,973)	—	(16,973)	(21,479)	—	(21,479)	—	(38,452)
Loss on extinguishment of debt	709	—	709	—	—	—	—	709
Loss on equity securities [6]	48,229	—	48,229	63,029	—	63,029	—	111,258
Adjusted EBITDA*re*	$ 57,901	$ —	$ 57,901	$ 59,965	$ (29,535)	$ 30,430	$ 1,279	$ 89,610

(1) Until December 27, 2018, Industrial Logistics Properties Trust, or ILPT, was a consolidated subsidiary of SIR. On December 27, 2018, SIR distributed its 45,000,000 common shares of ILPT to its shareholders prior to the Merger.
(2) On October 9, 2018, we sold our equity investment in SIR at a loss.
(3) Acquisition and transaction related costs include costs incurred in connection with the Merger and other related transactions.
(4) Amounts represent equity compensation awarded to our trustees, officers and certain other employees of RMR LLC.
(5) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our consolidated statements of income (loss). In calculating net loss in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income (loss), we do not include such expense in the calculation of Adjusted EBITDA*re* until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. No incentive management fee was payable under our business management agreement for the year ended December 31, 2018. Net loss available for common shareholders for the three months ended December 31, 2018 includes the reversal of $16,973 of previously accrued estimated business management incentive fee expense. As successor to SIR as a result of the Merger, we assumed the obligation to pay SIR's business management incentive fee for 2018. We paid SIR's business management incentive fee for 2018 of $25,817 in January 2019 and that fee is reflected in the pro forma calculation of Adjusted EBITDA*re* as shown above in the SIR and SIR Adjusted columns.
(6) Loss on equity securities represents the adjustment required to adjust the carrying value of our investment in RMR Inc. common shares to its fair value as of the end of the period. On July 1, 2019, we sold our investment in RMR Inc. common stock.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2019
36

PROPERTY DETAIL

EXHIBIT E

OFFICE PROPERTIES INCOME TRUST

PROPERTY DETAIL[1]

As of December 31, 2019

(dollars and square feet in thousands)

Property	City, State	No. of Properties	Rentable Sq. Ft.	% Leased	Annualized Rental Income	Undepreciated Carrying Value [2]	Depreciated Carrying Value [2]	Date Acquired [3]	Year Built or Most Recent Renovation
Inverness Center	Birmingham, AL	3	448	25.1%	$ 2,452	$ 19,377	$ 18,952	12/31/2018	2018
445 Jan Davis Drive	Huntsville, AL	1	57	100.0%	1,038	2,993	2,953	12/31/2018	2007
4905 Moores Mill Road	Huntsville, AL	1	1,371	100.0%	10,034	42,543	41,450	12/31/2018	2007
131 Clayton Street	Montgomery, AL	1	58	100.0%	1,580	10,220	8,278	6/22/2011	2007
4344 Carmichael Road	Montgomery, AL	1	49	100.0%	1,527	13,265	11,513	12/17/2013	2009
15451 North 28th Avenue	Phoenix, AZ	1	67	100.0%	1,473	9,958	8,904	9/10/2014	2013
16001 North 28th Avenue	Phoenix, AZ	1	106	100.0%	1,914	3,811	3,797	12/31/2018	2007
711 S 14th Avenue	Safford, AZ	1	36	94.4%	923	8,518	8,064	6/16/2010	1992
Regents Center	Tempe, AZ	2	101	100.0%	2,130	7,163	7,014	12/31/2018	1988
Campbell Place	Carlsbad, CA	2	91	100.0%	2,448	10,189	10,074	12/31/2018	2007
Folsom Corporate Center	Folsom, CA	1	96	100.0%	2,965	8,487	8,313	12/31/2018	2009
Bayside Technology Park	Fremont, CA	1	101	100.0%	2,325	11,431	11,410	12/31/2018	1990
5045 East Butler Street	Fresno, CA	1	532	100.0%	8,384	68,533	41,967	8/29/2002	1971
10949 N. Mather Boulevard	Rancho Cordova, CA	1	94	100.0%	2,609	18,401	15,746	10/30/2013	2012
11020 Sun Center Drive	Rancho Cordova, CA	1	83	100.0%	2,024	11,664	10,856	12/20/2016	2016
100 Redwood Shores Parkway	Redwood City, CA	1	63	100.0%	3,214	22,175	21,961	12/31/2018	2014
3875 Atherton Road	Rocklin, CA	1	19	100.0%	431	1,030	1,007	12/31/2018	1991
801 K Street	Sacramento, CA	1	338	90.1%	9,924	73,769	65,463	1/29/2016	2002
9815 Goethe Road	Sacramento, CA	1	88	100.0%	1,953	12,438	10,131	9/14/2011	1992
Capitol Place	Sacramento, CA	1	164	93.0%	4,934	48,003	35,922	12/17/2009	1988
4560 Viewridge Road	San Diego, CA	1	93	100.0%	3,350	26,904	15,437	3/31/1997	1996
2115 O'Nel Drive	San Jose, CA	1	99	100.0%	3,352	17,367	17,227	12/31/2018	2013
North First Street	San Jose, CA	1	64	100.0%	2,204	12,502	12,386	12/31/2018	2013
Rio Robles Drive	San Jose, CA	3	186	100.0%	5,657	37,999	37,596	12/31/2018	2011
2450 and 2500 Walsh Avenue	Santa Clara, CA	2	132	100.0%	4,803	30,025	29,564	12/31/2018	2014
3250 and 3260 Jay Street	Santa Clara, CA	2	149	100.0%	6,335	33,950	33,560	12/31/2018	2013
603 San Juan Avenue	Stockton, CA	1	22	100.0%	971	6,033	5,018	7/20/2012	2012
350 West Java Drive	Sunnyvale, CA	1	96	100.0%	3,128	25,092	25,078	12/31/2018	2012
7958 South Chester Street	Centennial, CO	1	168	100.0%	5,202	13,940	13,740	12/31/2018	2000
350 Spectrum Loop	Colorado Springs, CO	1	156	100.0%	2,686	11,468	11,249	12/31/2018	2000
333 Inverness Drive South	Englewood, CO	1	140	100.0%	3,018	10,254	10,118	12/31/2018	1998
12795 West Alameda Parkway	Lakewood, CO	1	167	100.0%	4,374	27,756	21,561	1/15/2010	1988
Corporate Center	Lakewood, CO	3	213	100.0%	4,843	34,313	20,904	10/11/2002	2004
11 Dupont Circle, NW	Washington, DC	1	153	68.0%	6,433	78,093	74,727	10/2/2017	2004
1211 Connecticut Avenue, NW	Washington, DC	1	133	80.3%	5,110	57,223	55,430	10/2/2017	2014
1401 K Street, NW	Washington, DC	1	123	85.6%	5,930	68,332	65,422	10/2/2017	2016
20 Massachusetts Avenue	Washington, DC	1	334	77.4%	14,882	85,291	48,068	3/31/1997	1996
440 First Street, NW	Washington, DC	1	142	98.4%	8,551	67,859	65,520	10/2/2017	2013
625 Indiana Avenue	Washington, DC	1	165	95.1%	7,646	60,446	51,752	8/17/2010	1989
840 First Street, NE	Washington, DC	1	253	98.2%	13,765	118,227	113,924	10/2/2017	2003

See notes on page 41.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2019
37

PROPERTY DETAIL (CONTINUED)

EXHIBIT E

OFFICE PROPERTIES INCOME TRUST

PROPERTY DETAIL (CONTINUED) (1)

As of December 31, 2019

(dollars and square feet in thousands)

Property	City, State	No. of Properties	Rentable Sq. Ft.	% Leased	Annualized Rental Income	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
10350 NW 112th Avenue	Miami, FL	1	79	100.0%	3,184	7,555	7,479	12/31/2018	2002
7850 Southwest 6th Court	Plantation, FL	1	136	100.0%	4,604	35,775	28,967	5/12/2011	1999
8900 Grand Oak Circle	Tampa, FL	1	68	100.0%	2,058	13,300	10,513	10/15/2010	2008
180 Ted Turner Drive SW	Atlanta, GA	1	91	100.0%	3,671	26,029	22,282	7/25/2012	2007
Corporate Square	Atlanta, GA	5	378	100.0%	8,572	61,720	46,278	7/16/2004	2018
Executive Park	Atlanta, GA	1	126	100.0%	1,612	17,388	10,951	7/16/2004	2014
One Georgia Center	Atlanta, GA	1	376	96.4%	8,008	47,410	40,764	9/30/2011	2008
One Primerica Parkway	Duluth, GA	1	344	100.0%	5,398	29,878	29,242	12/31/2018	2013
4712 Southpark Boulevard	Ellenwood, GA	1	352	100.0%	3,131	21,143	17,490	7/25/2012	2005
91-209 Kuhela Street	Kapolei, HI	1	109	—%	—	2,008	2,008	12/31/2018	Land
8305 NW 62nd Avenue	Johnston, IA	1	199	100.0%	3,283	10,646	10,425	12/31/2018	2011
1185, 1249 & 1387 S. Vinnell Way	Boise, ID	3	181	100.0%	4,647	33,351	27,667	9/11/2012	2002
2020 S. Arlington Heights	Arlington Heights, IL	1	58	100.0%	2,057	15,482	12,015	12/29/2009	2002
400 South Jefferson Street	Chicago, IL	1	248	100.0%	10,253	39,494	38,936	12/31/2018	2012
1415 West Diehl Road	Naperville, IL	1	820	78.2%	14,361	33,695	33,059	12/31/2018	2001
440 North Fairway Drive	Vernon Hills, IL	1	100	100.0%	1,842	4,906	4,893	12/31/2018	2009
7601 and 7635 Interactive Way	Indianapolis, IN	2	275	100.0%	4,603	17,885	17,509	12/31/2018	2008
Intech Park	Indianapolis, IN	3	434	84.4%	8,528	80,979	65,202	10/14/2011	2008
The Atrium at Circleport II	Erlanger, KY	1	86	100.0%	1,259	3,729	3,649	12/31/2018	1999
7125 Industrial Road	Florence, KY	1	168	100.0%	2,599	13,713	11,639	12/31/2012	2002
251 Causeway Street	Boston, MA	1	141	95.3%	4,414	28,719	24,011	8/17/2010	1988
300 and 330 Billerica Road	Chelmsford, MA	2	209	—%	—	5,158	5,155	12/31/2018	2006
75 Pleasant Street	Malden, MA	1	126	100.0%	4,972	32,992	25,492	5/24/2010	2008
25 Newport Avenue	Quincy, MA	1	93	100.0%	2,114	13,778	11,314	2/16/2011	2009
One Montvale Avenue	Stoneham, MA	1	98	88.9%	2,656	15,398	12,297	6/16/2010	1987
314 Littleton Road	Westford, MA	1	175	100.0%	3,801	14,219	13,981	12/31/2018	2013
Annapolis Commerce Center	Annapolis, MD	2	101	100.0%	2,461	12,092	11,569	10/2/2017	1990
4201 Patterson Avenue	Baltimore, MD	1	85	100.0%	1,272	13,012	7,611	10/15/1998	2014
7001 Columbia Gateway Drive	Columbia, MD	1	120	100.0%	4,059	15,994	15,689	12/31/2018	2008
Hillside Center	Columbia, MD	2	87	92.3%	1,753	8,241	7,964	10/2/2017	2014
TenThreeTwenty	Columbia, MD	1	140	96.1%	3,876	21,024	19,847	10/2/2017	2013
3300 75th Avenue	Landover, MD	1	266	100.0%	4,879	41,994	32,684	2/26/2010	2004
2115 East Jefferson Street	Rockville, MD	1	129	84.6%	3,057	14,937	13,122	8/27/2013	2003
Redland 520/530	Rockville, MD	3	357	97.7%	12,416	75,835	72,294	10/2/2017	2017

See notes on page 41.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2019
38

PROPERTY DETAIL (CONTINUED)

PROPERTY DETAIL (CONTINUED) (1)

EXHIBIT E

OFFICE PROPERTIES INCOME TRUST

As of December 31, 2019

(dollars and square feet in thousands)

Property	City, State	No. of Properties	Rentable Sq. Ft.	% Leased	Annualized Rental Income	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
Redland 540	Rockville, MD	1	131	85.9%	3,733	34,455	32,546	10/2/2017	2017
Rutherford Business Park	Windsor Mill, MD	1	80	100.0%	1,986	12,289	10,444	11/16/2012	2011
3550 Green Court	Ann Arbor, MI	1	82	100.0%	1,721	8,487	8,345	12/31/2018	1998
11411 E. Jefferson Avenue	Detroit, MI	1	56	100.0%	2,514	19,083	14,681	4/23/2010	2009
Rosedale Corporate Plaza	Roseville, MN	1	61	100.0%	1,126	8,243	4,484	12/1/1999	1987
1300 Summit Street	Kansas City, MO	1	87	100.0%	2,392	15,989	13,590	9/27/2012	1998
2555 Grand Boulevard	Kansas City, MO	1	596	100.0%	18,860	55,956	54,548	12/31/2018	2003
4241-4300 NE 34th Street	Kansas City, MO	1	98	100.0%	1,882	11,816	7,293	3/31/1997	1996
1220 Echelon Parkway	Jackson, MS	1	110	100.0%	3,986	26,156	21,396	7/25/2012	2009
2300 and 2400 Yorkmont Road	Charlotte, NC	2	284	100.0%	6,619	21,796	21,209	12/31/2018	1995
18010 and 18020 Burt Street	Omaha, NE	2	203	100.0%	4,223	19,477	19,131	12/31/2018	2012
500 Charles Ewing Boulevard	Ewing, NJ	1	250	100.0%	6,018	30,810	30,089	12/31/2018	2012
299 Jefferson Road	Parsippany, NJ	1	151	100.0%	4,053	7,950	7,865	12/31/2018	2011
One Jefferson Road	Parsippany, NJ	1	100	100.0%	4,362	9,674	9,531	12/31/2018	2009
Airline Corporate Center	Colonie, NY	1	64	81.9%	897	7,596	6,343	6/22/2012	2004
5000 Corporate Court	Holtsville, NY	1	264	85.7%	6,410	28,040	23,548	8/31/2011	2000
8687 Carling Road	Liverpool, NY	1	38	100.0%	859	566	566	12/31/2018	2007
1212 Pittsford - Victor Road	Pittsford, NY	1	55	100.0%	1,057	1,216	1,211	12/31/2018	2003
2231 Schrock Road	Columbus, OH	1	42	100.0%	765	1,034	1,024	12/31/2018	1999
4600 25th Avenue	Salem, OR	1	233	86.7%	4,908	31,141	25,237	12/20/2011	2007
8800 Tinicum Boulevard	Philadelphia, PA	1	441	100.0%	6,897	28,259	27,630	12/31/2018	2000
9680 Old Bailes Road	Fort Mill, SC	1	60	100.0%	793	3,778	3,696	12/31/2018	2007
One Memphis Place	Memphis, TN	1	205	73.5%	3,001	14,710	11,714	9/17/2010	1985
16001 North Dallas Parkway	Addison, TX	2	554	100.0%	15,138	73,525	71,655	12/31/2018	1996
Research Park	Austin, TX	2	149	100.0%	3,266	18,541	17,706	12/31/2018	1999
10451 Clay Road	Houston, TX	1	97	100.0%	2,257	15,748	15,464	12/31/2018	2013
202 North Castlegory Road	Houston, TX	1	84	100.0%	2,883	5,887	5,756	12/31/2018	2016
6380 Rogerdale Road	Houston, TX	1	206	100.0%	5,854	18,755	18,585	12/31/2018	2006
4221 W. John Carpenter Freeway	Irving, TX	1	54	100.0%	857	5,515	5,392	12/31/2018	1995
8675,8701-8711 Freeport Pkwy and 8901 Esters Boulevard	Irving, TX	3	458	100.0%	6,270	41,751	40,876	12/31/2018	1990
1511 East Common Street	New Braunfels, TX	1	63	100.0%	1,092	6,298	6,263	12/31/2018	2005
2900 West Plano Parkway	Plano, TX	1	191	100.0%	1,475	15,650	15,406	12/31/2018	1998
3400 West Plano Parkway	Plano, TX	1	235	100.0%	1,542	20,828	20,377	12/31/2018	1994
3600 Wiseman Boulevard	San Antonio, TX	1	100	100.0%	3,399	10,292	10,098	12/31/2018	2004

See notes on page 41.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2019
39

PROPERTY DETAIL (CONTINUED)

EXHIBIT E

OFFICE PROPERTIES INCOME TRUST

PROPERTY DETAIL (CONTINUED) (1)

As of December 31, 2019

(dollars and square feet in thousands)

Property	City, State	No. of Properties	Rentable Sq. Ft.	% Leased	Annualized Rental Income	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
701 Clay Road	Waco, TX	1	139	100.0%	3,481	20,188	14,837	12/23/1997	1997
1800 Novell Place	Provo, UT	1	406	100.0%	8,710	50,974	49,673	12/31/2018	2000
4885-4931 North 300 West	Provo, UT	2	125	100.0%	3,916	13,365	13,089	12/31/2018	2009
14660, 14672 & 14668 Lee Road	Chantilly, VA	3	409	98.7%	13,673	83,458	77,579	12/22/2016	2006
1434 Crossways	Chesapeake, VA	2	214	100.0%	4,075	25,154	23,405	10/2/2017	2002
Greenbrier Towers	Chesapeake, VA	2	172	94.0%	3,352	16,135	15,055	10/2/2017	1987
Enterchange at Meadowville	Chester, VA	1	228	40.5%	644	11,355	9,797	8/28/2013	2011
Pender Business Park	Fairfax, VA	4	171	83.6%	3,263	25,000	21,470	11/4/2013	2000
Three Flint Hill	Fairfax, VA	1	184	80.4%	4,725	34,424	32,366	10/2/2017	2011
7987 Ashton Avenue	Manassas, VA	1	69	100.0%	1,654	10,509	9,792	1/3/2017	1989
Two Commercial Place	Norfolk, VA	1	289	100.0%	5,925	26,391	25,828	12/31/2018	2016
1759 & 1760 Business Center Drive	Reston, VA	2	406	32.3%	4,505	91,817	80,425	5/28/2014	1996
1775 Wiehle Avenue	Reston, VA	1	130	62.8%	3,237	31,704	30,121	10/2/2017	2001
501 South 5th Street	Richmond, VA	1	311	100.0%	12,865	54,098	52,964	12/31/2018	2009
9201 Forest Hill Avenue	Richmond, VA	1	50	100.0%	1,232	1,869	1,857	12/31/2018	1985
9960 Mayland Drive	Richmond, VA	1	174	99.0%	3,578	20,984	18,425	5/20/2014	1994
Parham Place	Richmond, VA	3	89	100.0%	1,631	2,027	1,996	12/31/2018	2014
1751 Blue Hills Drive	Roanoke, VA	1	399	100.0%	1,949	10,450	10,235	12/31/2018	2003
Atlantic Corporate Park	Sterling, VA	2	221	90.8%	5,565	37,123	35,433	10/2/2017	2008
Orbital Sciences Campus	Sterling, VA	3	337	100.0%	11,346	31,620	31,050	12/31/2018	2001
Sterling Business Park Lots 8 and 9	Sterling, VA	1	167	100.0%	5,550	53,553	51,060	10/2/2017	2016
65 Bowdoin Street	S. Burlington, VT	1	27	100.0%	1,141	9,256	7,166	4/9/2010	2009
840 North Broadway	Everett, WA	2	112	100.0%	2,704	21,385	17,669	6/28/2012	1990
Stevens Center	Richland, WA	2	140	100.0%	2,924	25,461	14,803	3/31/1997	1995
351, 401, 501 Elliott Ave West	Seattle, WA	3	300	100.0%	14,450	80,034	78,567	12/31/2018	2000
11050 West Liberty Drive	Milwaukee, WI	1	29	100.0%	807	5,587	4,589	6/9/2011	2006
5353 Yellowstone Road	Cheyenne, WY	1	106	92.9%	2,003	11,478	6,571	3/31/1997	1995
Total		183	24,991	92.3%	583,922	3,493,231	3,105,575		

See notes on page 41.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2019
40

PROPERTY DETAIL (CONTINUED)

EXHIBIT E

OFFICE PROPERTIES INCOME TRUST

PROPERTY DETAIL (CONTINUED) (1)

As of December 31, 2019

(dollars and square feet in thousands)

Property	City, State	No. of Properties	Rentable Sq. Ft.	% Leased	Annualized Rental Income	Undepreciated Carrying Value (2)	Depreciated Carrying Value (2)	Date Acquired (3)	Year Built or Most Recent Renovation
Held for Sale:									
1 Targeting Center	Windsor, CT	1	97	100.0%	1,281	2,016	2,003	12/31/2018	1999
475 Bond Street	Lincolnshire, IL	1	223	100.0%	1,693	5,316	5,305	12/31/2018	2000
50 West State Street	Trenton, NJ	1	267	84.2%	6,653	27,917	27,917	12/30/2010	1989
3920 Pender Drive	Fairfax, VA	1	83	100.0%	2,415	16,312	14,516	3/21/2014	2011
Aquia Commerce Center	Stafford, VA	2	65	100.0%	1,849	10,339	8,606	6/22/2011	1999
		6	735	94.3%	13,891	61,900	58,347		
Grand Total		189	25,726	92.4%	$ 597,813	$ 3,555,131	$ 3,163,922		

(1) Excludes three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. See page 19 for more information regarding these joint ventures.
(2) Carrying values exclude intangible and other assets.
(3) Date acquired is the date we acquired the property or the date our former parent entity acquired the property for those properties that our former parent entity contributed to us in June 2009 in connection with our initial public offering.

Office Properties Income Trust
Supplemental Operating and Financial Data, December 31, 2019
41

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS Non-GAAP Financial Measures We present certain “Non-GAAP Financial measures” within the meaning of applicable SEC rules, including Property NOI, Property Cash Basis NOI, Same Property NOI, Same Property Cash Basis NOI, Pro Forma Same Property NOI, Pro Forma Same Property Cash Basis NOI, EBITDA, EBITDAre, Adjusted EBITDAre, Pro Forma EBITDA, Pro Forma Adjusted EBITDA, Pro Forma Adjusted EBITDAre, FFO available for common shareholders and Normalized FFO available for common shareholders. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to income (loss) from continuing operations, net income (loss) or net income (loss) available for common shareholders as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with income (loss) from continuing operations, net income (loss) and net income (loss) available for common shareholders as presented in our consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with income (loss) from continuing operations, net income (loss) and net income (loss) available for common shareholders. We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of Property NOI, Property Cash Basis NOI, Same Property NOI, Same Property Cash Basis NOI, Pro Forma Same Property NOI and Pro Forma Same Property Cash Basis NOI reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of our properties. Property NOI and Property Cash Basis NOI The calculations of Property net operating income, or NOI, and Cash Basis NOI exclude certain components of net income (loss) available for common shareholders in order to provide results that are more closely related to our property level results of operations. We calculate Property NOI and Property Cash Basis NOI as shown on page 20, Same Property NOI and Same Property Cash Basis NOI as shown on page 21, and Pro Forma Same Property NOI and Pro Forma Same Property Cash Basis NOI as shown in Exhibit B. We define Property NOI as income from our rental of real estate less our property operating expenses. Property NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization expense. We define Property Cash Basis NOI as Property NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fees, if any, and non-cash amortization included in other operating expenses. We calculate Same Property NOI and Same Property Cash Basis NOI in the same manner that we calculate the corresponding Property NOI and Property Cash Basis NOI amounts, except that we only include same properties in calculating Same Property NOI and Same Property Cash Basis NOI. We calculate Pro Forma Same Property NOI and Pro Forma Same Property Cash Basis NOI in the same manner we calculate the corresponding Same Property NOI and Same Property Cash Basis NOI, except that we calculate Pro Forma Same Property NOI and Pro Forma Same Property Cash Basis NOI as if the Merger had been completed on January 1, 2018. We use Property NOI, Property Cash Basis NOI, Same Property NOI, Same Property Cash Basis NOI, Pro Forma Same Property NOI and Pro Forma Same Property Cash Basis NOI to evaluate individual and company-wide property level performance. Other real estate companies and REITs may calculate Property NOI, Property Cash Basis NOI, Same Property NOI, Same Property Cash Basis NOI, Pro Forma Same Property NOI and Pro Forma Same Property Cash Basis NOI differently than we do. EBITDA, EBITDAre and Adjusted EBITDAre We calculate earnings before interest, taxes, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, and Adjusted EBITDAre as shown on page 22. EBITDAre is calculated on the basis defined by The National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets and adjustments to reflect our share of EBITDAre of our unconsolidated joint ventures and our former equity method investment in SIR included in discontinued operations. In calculating Adjusted EBITDAre, we adjust for the items shown on page 22 and include business management incentive fees only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. FFO and Normalized FFO We calculate funds from operations, or FFO, available for common shareholders and Normalized FFO available for common shareholders as shown on page 24. FFO available for common shareholders is calculated on the basis defined by Nareit, which is net income (loss) available for common shareholders, calculated in accordance with GAAP, plus real estate depreciation and amortization of consolidated properties and our proportionate share of the real estate depreciation and amortization of unconsolidated joint venture properties, and the difference between FFO attributable to an equity investment and equity in earnings of SIR included in discontinued operations, but excluding impairment charges on and increases in the carrying value of real estate assets, any gain or loss on sale of real estate and equity securities, NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS AND CERTAIN MEASURES FINANCIAL NON-GAAP as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO available for common shareholders, we adjust for the difference between Normalized FFO attributable to an equity investment and FFO attributable to an equity investment and for the other items shown on page 24 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as an expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. FFO available for common shareholders and Normalized FFO available for common shareholders are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in our credit agreement and public debt covenants, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO available for common shareholders and Normalized FFO available for common shareholders differently than we do. Office Properties Income Trust 42 Supplemental Operating and Financial Data, December 31, 2019

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS (CONTINUED) Adjusted total assets and total unencumbered assets include original cost of real estate assets calculated in accordance with GAAP before impairment writedowns, if any, and the lower of cost or market of our former equity investment in SIR for the applicable periods, and exclude depreciation and amortization, accounts receivable and intangible assets. Annualized dividend yield is annualized dividend per share paid during the period divided by the closing price of our common shares at the end of the period. Annualized rental income is calculated using the annualized contractual base rents from our tenants pursuant to our lease agreements as of December 31, 2019, plus straight line rent adjustments and estimated recurring expense reimbursements to be paid to us, and excluding lease value amortization. Building improvements generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, loss on asset impairment, unrealized appreciation on assets held for sale, unrealized gains or losses on equity securities, gains and losses on early extinguishment of debt, gains and losses on sales of properties and gains or losses on equity issuance by SIR and equity in earnings of SIR and including distributions received from SIR and our unconsolidated joint ventures, if any, determined together with debt service for the period presented. Development, redevelopment and other activities generally include capital expenditure projects that reposition a property or result in new sources of revenue. GAAP is U.S. generally accepted accounting principles. Gross book value of real estate assets is real estate properties at cost, plus certain acquisition costs, if any, before depreciation and purchase price allocations, less impairment writedowns, if any. Gross sales price is the gross contract price, includes purchase price adjustments, if any, and excludes closing costs. Leased square feet is pursuant to leases existing as of December 31, 2019, and includes (i) space being fitted out for tenant occupancy pursuant to our lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any. Square footage measurements are subject to changes when space is remeasured or reconfigured for new tenants. Leasing costs include leasing related costs, such as brokerage commissions and tenant inducements. Net debt is total debt less cash. Percent leased includes (i) space being fitted out for occupancy pursuant to our lease agreements, if any, and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants, if any, as of the measurement date. Same property cash basis NOI margin is Same Property Cash Basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straightline rent adjustments, the net effect of non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any. Same property NOI margin is Same Property NOI as a percentage of rental income. Same properties for the three months ended December 31, 2019 is based on properties we owned continuously since October 1, 2018; excludes properties classified as held for sale, properties undergoing significant redevelopment, if any, and three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. Same properties for the year ended December 31, 2019 is based on properties we owned continuously since January 1, 2018; excludes properties classified as held for sale, properties undergoing significant redevelopment, if any, and three properties owned by two unconsolidated joint ventures in which we own 51% and 50% interests. Tenant improvements include capital expenditures used to improve tenants' space or amounts paid directly to tenants to improve their space. Total gross assets is total assets plus accumulated depreciation. NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS (CONTINUED) AND CERTAIN MEASURES FINANCIAL NON-GAAP Office Properties Income Trust 43 Supplemental Operating and Financial Data, December 31, 2019

WARNING CONCERNING FORWARD-LOOKING STATEMENTS This supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. WARNING CONCERNING FORWARD-LOOKING STATEMENTS CONCERNING FORWARD-LOOKING WARNING Office Properties Income Trust 44 Supplemental Operating and Financial Data, December 31, 2019